UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 8, 2018

SKECHERS U.S.A., INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14429	95-4376145
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

228 Manhattan Beach Boulevard, Manhattan Beach, California		90266
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 318-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On February 8, 2018, the Company issued a press release announcing its results of operations and financial condition for the three months and twelve months ended December 31, 2017. A copy of the press release is attached hereto as exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events.

Share Repurchase Program

On February 6, 2018, the Company's Board of Directors authorized a share repurchase program (the "Share Repurchase Program"), pursuant to which the Company may, from time to time, purchase shares of its Class A common stock, par value $0.001 per share ("Class A common stock"), for an aggregate repurchase price not to exceed $150 million. The Share Repurchase Program expires on February 6, 2021. Share repurchases may be executed through various means, including, without limitation, open market transactions, privately negotiated transactions or pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended, subject to market conditions, applicable legal requirements and other relevant factors. The Share Repurchase Program does not obligate the Company to acquire any particular amount of shares of Class A common stock and the program may be suspended or discontinued at any time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this report:

99.1 Press Release dated February 8, 2018.

The information in this current report and the exhibit attached hereto is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The Information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the Information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the Information this Current Report contains is material investor information that is not otherwise publicly available.

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 8, 2018.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKECHERS U.S.A., INC.

February 8, 2018	By:	/s/ John Vandemore

Name: John Vandemore
Title: Chief Financial Officer

Top of the Form